Exhibit 4.4

NATIONAL ELECTRICITY AGENCY — ANEEL

THIRD AMENDMENT

CONCESSION CONTRACT FOR PROVISION

OF PUBLIC ELECTRICITY

DISTRIBUTION SERVICE NO. 002/1997-DNAEE

CEMIG DISTRIBUTION S.A.

NORTHERN AREA

NATIONAL ELECTRICITY AGENCY — ANEEL

PROCESS NO. 48500.006111/2007-08

THIRD AMENDMENT TO ELECTRICITY DISTRIBUTION CONCESSION CONTRACT NO. 002/1997-DNAEE — NORTHERN AREA, SIGNED BETWEEN THE NATION OF BRAZIL AND CEMIG DISTRIBUTION S.A.

THE NATION OF BRAZIL, hereinafter referred to as the Concession-Granting Power, in exercise of the function conferred upon it by Article 21, Sub-item XXII, sub-item “b”, of the Federal Constitution, through the NATIONAL ELECTRICITY AGENCY — ANEEL as intermediary, in accordance with the provisions of Sub-item IV, Article 3 of Law 9427 of December 26, 1996, a special-regime autonomous authority, with head office at SGAN, Quadra 603, Modulo “I”, Brasília, Federal District, registered in the CNPJ/MF under No. 02.270.669/0001-29, represented by its Director-General, NELSON JOSÉ HÜBNER MOREIRA, bearer of Identity Card CREA3.818/D-CREA/DF and CPF 443.875.207-87, under Sub-item V, Article X, Appendix I — Regulations Structure, approved by Decree 2335 of October 6, 1997, supported by Decree 4932 of December 23, 2003, hereinafter referred to as ANEEL, and CEMIG DISTRIBUTION S.A., with head office in the city of Belo Horizonte, Minas Gerais State, at Avenida Barbacena 1200, Bairro Santo Agostinho, registered in the CNPJ/MF under No. 06.981.180/0001-16, represented in accordance with its Bylaws by its Chief Executive Officer DJALMA BASTOS DE MORAIS, bearer of Identity Card RG number 1G 911214 — Army Ministry and CPF/MF No. 006.633.526-49, and by its Chief Distribution and Sales Officer FERNANDO HENRIQUE SCHÜFFNER NETO, bearer of Identity Card RG M 1.311.632-SSP/MG and CPF/MF No. 320.008.396-49, as holder of an electricity distribution concession, hereinafter referred to as the CONCESSION HOLDER, with COMPANHIA ENERGETICA DE MINAS GERAIS — CEMIG, hereinafter referred to as the CONTROLLING SCHÜFFNERHOLDER, as CONSENTING PARTY, herein represented by its Chief Executive Officer DJALMA BASTOS DE MORAIS, bearer of Identity Card RG 1G 911214 — Army Ministry and CPF/MF 006.633.526-49, and by its Chief Distribution and Sales Officer FERNANDO HENRIQUE SCHÜFFNER NETO, bearer of Identity Card RG M 1.311.632-SSP/MG and CPF/MF 320.008.396-49, by this instrument and in the best form of law, decide to sign the THIRD AMENDMENT TO ELECTRICITY DISTRIBUTION CONCESSION CONTRACT NO. 002/1997-DNAEE — Northern Area, signed on July 10, 1997, in accordance with the conditions and clauses below:

CLAUSE ONE — OBJECT

The object of this Amendment is to alter the procedures of calculation of the annual tariff adjustments, with a view to neutrality of the Sector Charges of “Portion A” of the Concession Holder’s Annual Revenue, in accordance with the changes made in the drafting of Clause Seven of Electricity Distribution Concession Contract No. 002/1997-DNAEE — Northern Area specified in Clause Two of this Amendment.

CLAUSE TWO — TARIFFS APPLICABLE FOR PROVISION OF THE SERVICE

Clause Seven — Tariffs applicable for procession of the services — of Electricity Distribution Concession Contract 002/1997-DNAEE — Northern Area, signed on July 10, 1997, shall now have the following drafting:

“CLAUSE SEVEN — TARIFFS APPLICABLE TO PROVISION OF THE SERVICE

“For the provisions of the electricity distribution public service that is conceded by this Contract, the CONCESSION HOLDER shall charge the tariffs homologated by ANEEL.

Sub-clause One -

Sub-clause Two -

Sub-clause Three -                                     :

I -

II -

Sub-clause Four -

Sub-clause Five — For the purposes of tariff adjustment, the revenue of the CONCESSION HOLDER shall be divided into two portions:

Portion A: that portion of the revenue that corresponds to the following costs:

(i) Purchase of electricity as a function of the “Reference Market”, which includes the amount of electricity arising from the Company’s own distributed generation undertakings;

(ii) Connection to and use of the electricity transmission and distribution facilities; and

(iii) Sector Charges: Global Reversion Reserve — RGR; Fuel Consumption Account — CCC; Electricity Services Inspection Charge — TFSEE; Contribution to the National Electricity System Operator — ONS; Royalties for Use of Water Resources — CFURH for the purpose of electricity generation, when applicable; System Services Charge — ESS;

Energy Development Account — CDE; Program to Encourage Alternative Electricity Sources — PROINFA; Research and Development — P&D; Energy Efficiency Program — PEE; Reserve Energy Charge — EER;

Portion B:

Sub-clause six — The tariffs homologated on the “Prior Reference Date” shall be adjusted so as to recover the revenue of the CONCESSION HOLDER arising from application of the average Tariff Adjustment Index (IRT), defined as follows:

IRT =	VPA1 + VPB0 x (IVI ± X)
RA0

where:

RA:                                         ;

Annual revenue from wholesale supply:                             ;

Annual revenue from retail supply:                             ;

Annual revenue from use of the distribution systems:                              ;

Reference Market:                             ;

Period of reference:                               ;

IVI:                               ;

X:                               ;

Electricity losses in the Distribution System:                               ;

Electricity bought:                                                      ;

VPA0: Value of “Portion A” considering the conditions in effect on the “Prior Reference Date” and the “Reference Market”, calculated as follows:

(i) For the electricity bought: the amount of Electricity Bought valued at the average pass-through price that was considered in the adjustment or in the previous adjustment;

(ii) For the connection to the transmission and/or distribution systems, the amounts considered in the previous adjustment or review, and, for the use of the transmission and/or distribution systems, the amounts of power demand contracted in the period of reference, valued at the respective tariffs considered in the adjustment or in the previous adjustment; and

(iii) For the other items of “Portion A”: amounts resulting from application of the tariff components corresponding to the respective items, in effect on the “Prior Reference Date”, to the “Reference Market”.

VPB0: Value of “Portion B” considering the conditions in effect on the “Prior Reference Date” and the “Reference Market” calculated as follows:

VPB0 = RA0 - VPA0

VPA1:

(i)                                           ;

(ii)                                          ;

(iii)                                         ; and

(iv)

Sub-clause Seven -                                            .

Sub-clause eight -                                            .

Sub-clause Nine -                                            .

Sub-clause Ten -                                            .

Sub-clause Eleven -

Sub-clause Twelve -

Sub-clause Thirteen -

Sub-clause Fourteen -

Sub-clause Fifteen -

Sub-clause Sixteen -

Sub-clause Seventeen -

Sub-clause Eighteen — It shall be guaranteed to the CONCESSION HOLDER, in the processes of tariff review and adjustment, that the Sector Charges of “Portion A” shall be neutral in relation to such variation in the market as takes place from February 2010 corresponding to the following costs:

Global Reversion Reserve — RGR; Fuel Consumption Account — CCC; Energy Development Account — CDE; Program to Encourage Alternative Electricity Sources — PROINFA; System Services Charge — ESS; Reserve Energy Charge — EER; Electricity Services Inspection Charge — TFSEE; contribution to the National Electricity System Operator — ONS; and Royalties for Use of Water Resources — CFURH, calculated on the basis of the monthly differences found between the amounts of each item invoiced in the period of reference and the respective amounts considered in the previous tariff adjustment or review, duly remunerated on the basis of the same index used in the calculation of the balance of the Account for Compensation of Variation in Values of “Portion A” Items — CVA.

CLAUSE THREE — RATIFYING PROVISIONS

All the other clauses and conditions of Electricity Distribution Concession Contract No. 002/1997-DNAEE — Northern Area are ratified, and those not expressly modified by this Amendment remain valid and unchanged.

CLAUSE FOUR — GENERAL PROVISIONS

The changes made in this amendment shall be implemented as from the first tariff adjustment or review carried out in 2010, with effects as from February 2010, the effects of the discipline previously in force being preserved in their entirety.

Being thus agreed, the parties have caused this instrument to be written in 4 (four) copies of equal content and form, and they are signed by the representatives of ANEEL, and of the CONCESSION HOLDER, together with the witnesses identified below, for it to produce the due legal effects.

Brasília, Federal District, April 13, 2010.

BY ANEEL:

NELSON JOSÉ HÜBNER MOREIRA Director-General

BY CEMIG DISTRIBUTION S.A.:

DJALMA BASTOS DE MORAIS Chief Executive Officer	FERNANO HENRIQUE SCHÜFFNER NETO Chief Distribution and Sales Officer

BY THE CONTROLLING STOCKHOLDER:

COMPANHIA ENERGETICA DE MINAS GERAIS — CEMIG:

DJALMA BASTOS DE MORAIS Chief Executive Officer	FERNANO HENRIQUE SCHÜFFNER NETO Chief Distribution and Sales Officer

WITNESSES:

Name: Gilberto Gomes Lacerda	Name: [Stamp:]	Jandir Amorim Nascimento
CPF: 609 892 386-87	CPF:	057 353.601-59

NATIONAL ELECTRICITY AGENCY — ANEEL

THIRD AMENDMENT

CONCESSION CONTRACT FOR PROVISION

OF PUBLIC ELECTRICITY

DISTRIBUTION SERVICE NO. 003/1997-DNAEE

CEMIG DISTRIBUTION S.A.

SOUTHERN AREA

NATIONAL ELECTRICITY AGENCY — ANEEL

PROCESS NO. 48500.006111/2007-08

THIRD AMENDMENT TO ELECTRICITY DISTRIBUTION CONCESSION CONTRACT NO. 003/1997-DNAEE — SOUTHERN AREA, SIGNED BETWEEN THE NATION OF BRAZIL AND CEMIG DISTRIBUTION S.A.

THE NATION OF BRAZIL, hereinafter referred to as the Concession-Granting Power, in exercise of the function conferred upon it by Article 21, Sub-item XXII, sub-item “b”, of the Federal Constitution, through the NATIONAL ELECTRICITY AGENCY — ANEEL as intermediary, in accordance with the provisions of Sub-item IV, Article 3 of Law 9427 of December 26, 1996, a special-regime autonomous authority, with head office at SGAN, Quadra 603, Modulo “I”, Brasília, Federal District, registered in the CNPJ/MF under No. 02.270.669/0001-29, represented by its Director-General, NELSON JOSÉ HÜBNER MOREIRA, bearer of Identity Card CREA3.818/D-CREA/DF and CPF 443.875.207-87, under Sub-item V, Article X, Appendix I — Regulations Structure, approved by Decree 2335 of October 6, 1997, supported by Decree 4932 of December 23, 2003, hereinafter referred to as ANEEL, and CEMIG DISTRIBUTION S.A., with head office in the city of Belo Horizonte, Minas Gerais State, at Avenida Barbacena 1200, Bairro Santo Agostinho, registered in the CNPJ/MF under No. 06.981.180/0001-16, represented in accordance with its Bylaws by its Chief Executive Officer DJALMA BASTOS DE MORAIS, bearer of Identity Card RG number 1G 911214 — Army Ministry and CPF/MF No. 006.633.526-49, and by its Chief Distribution and Sales Officer FERNANDO HENRIQUE SCHÜFFNER NETO, bearer of Identity Card RG M 1.311.632-SSP/MG and CPF/MF No. 320.008.396-49, as holder of an electricity distribution concession, hereinafter referred to as the CONCESSION HOLDER, with COMPANHIA ENERGETICA DE MINAS GERAIS — CEMIG, hereinafter referred to as the CONTROLLING SCHÜFFNERHOLDER, as CONSENTING PARTY, herein represented by its Chief Executive Officer DJALMA BASTOS DE MORAIS, bearer of Identity Card RG 1G 911214 — Army Ministry and CPF/MF 006.633.526-49, and by its Chief Distribution and Sales Officer FERNANDO HENRIQUE SCHÜFFNER NETO, bearer of Identity Card RG M 1.311.632-SSP/MG and CPF/MF 320.008.396-49, by this instrument and in the best form of law, decide to sign the THIRD AMENDMENT TO ELECTRICITY DISTRIBUTION CONCESSION CONTRACT NO. 003/1997-DNAEE — Southern Area, signed on July 10, 1997, in accordance with the conditions and clauses below:

CLAUSE ONE — OBJECT

The object of this Amendment is to alter the procedures of calculation of the annual tariff adjustments, with a view to neutrality of the Sector Charges of “Portion A” of the Concession Holder’s Annual Revenue, in accordance with the changes made in the drafting of Clause Seven of Electricity Distribution Concession Contract No. 003/1997-DNAEE — Southern Area specified in Clause Two of this Amendment.

CLAUSE TWO — TARIFFS APPLICABLE FOR PROVISION OF THE SERVICE

Clause Seven — Tariffs applicable for procession of the services — of Electricity Distribution Concession Contract 003/1997-DNAEE — Southern Area, signed on July 10, 1997, shall now have the following drafting:

“CLAUSE SEVEN — TARIFFS APPLICABLE TO PROVISION OF THE SERVICE

“For the provisions of the electricity distribution public service that is conceded by this Contract, the CONCESSION HOLDER shall charge the tariffs homologated by ANEEL.

Sub-clause One -

Sub-clause Two -

Sub-clause Three -                              :

I -

II -

Sub-clause Four -

Sub-clause Five — For the purposes of tariff adjustment, the revenue of the CONCESSION HOLDER shall be divided into two portions:

Portion A: that portion of the revenue that corresponds to the following costs:

(i) Purchase of electricity as a function of the “Reference Market”, which includes the amount of electricity arising from the Company’s own distributed generation undertakings;

(ii) Connection to and use of the electricity transmission and distribution facilities; and

(iii) Sector Charges: Global Reversion Reserve — RGR; Fuel Consumption Account — CCC; Electricity Services Inspection Charge — TFSEE; Contribution to the National Electricity System Operator — ONS; Royalties for Use of Water Resources — CFURH for the purpose of electricity generation, when applicable; System Services Charge — ESS; Energy Development Account — CDE; Program to Encourage Alternative Electricity

Sources — PROINFA; Research and Development — P&D; Energy Efficiency Program — PEE; Reserve Energy Charge — EER;

Portion B:

Sub-clause six — The tariffs homologated on the “Prior Reference Date” shall be adjusted so as to recover the revenue of the CONCESSION HOLDER arising from application of the average Tariff Adjustment Index (IRT), defined as follows:

IRT =	VPA1 + VPB0 x (IVI ± X)
RA0

where:

RA:                                      ;

Annual revenue from wholesale supply:                              ;

Annual revenue from retail supply:                              ;

Annual revenue from use of the distribution systems:                              ;

Reference Market:                              ;

Period of reference:                              ;

IVI:                              ;

X:                              ;

Electricity losses in the Distribution System:                              ;

Electricity bought:                                                   ;

VPA0: Value of “Portion A” considering the conditions in effect on the “Prior Reference Date” and the “Reference Market”, calculated as follows:

(i) For the electricity bought: the amount of Electricity Bought valued at the average pass-through price that was considered in the adjustment or in the previous adjustment;

(ii) For the connection to the transmission and/or distribution systems, the amounts considered in the previous adjustment or review, and, for the use of the transmission and/or distribution systems, the amounts of power demand contracted in the period of reference, valued at the respective tariffs considered in the adjustment or in the previous adjustment; and

(iii) For the other items of “Portion A”: amounts resulting from application of the tariff components corresponding to the respective items, in effect on the “Prior Reference Date”, to the “Reference Market”.

VPB0: Value of “Portion B” considering the conditions in effect on the “Prior Reference Date” and the “Reference Market” calculated as follows:

VPB0 = RA0 - VPA0

VPA1:

(i)                                          ;

(ii)                                         ;

(iii)                                        ; and

(iv)

Sub-clause Seven -                                           .

Sub-clause eight -                                           .

Sub-clause Nine -                                           .

Sub-clause Ten -                                           .

Sub-clause Eleven -

Sub-clause Twelve -

Sub-clause Thirteen -

Sub-clause Fourteen -

Sub-clause Fifteen -

Sub-clause Sixteen -

Sub-clause Seventeen -

Sub-clause Eighteen — It shall be guaranteed to the CONCESSION HOLDER, in the processes of tariff review and adjustment, that the Sector Charges of “Portion A” shall be neutral in relation to such variation in the market as takes place from February 2010 corresponding to the following costs:

Global Reversion Reserve — RGR; Fuel Consumption Account — CCC; Energy Development Account — CDE; Program to Encourage Alternative Electricity Sources — PROINFA; System Services Charge — ESS; Reserve Energy Charge — EER; Electricity Services Inspection Charge — TFSEE; contribution to the National Electricity System Operator — ONS; and Royalties for Use of Water Resources — CFURH, calculated on the basis of the monthly differences found between the amounts of each item invoiced in the period of reference and the respective amounts considered in the previous tariff adjustment or review, duly remunerated on the basis of the same index used in the calculation of the balance of the Account for Compensation of Variation in Values of “Portion A” Items — CVA.

CLAUSE THREE — RATIFYING PROVISIONS

All the other clauses and conditions of Electricity Distribution Concession Contract No. 003/1997-DNAEE — Southern Area are ratified, and those not expressly modified by this Amendment remain valid and unchanged.

CLAUSE FOUR — GENERAL PROVISIONS

The changes made in this amendment shall be implemented as from the first tariff adjustment or review carried out in 2010, with effects as from February 2010, the effects of the discipline previously in force being preserved in their entirety.

Being thus agreed, the parties have caused this instrument to be written in 4 (four) copies of equal content and form, and they are signed by the representatives of ANEEL, and of the CONCESSION HOLDER, together with the witnesses identified below, for it to produce the due legal effects.

Brasília, Federal District, April 13, 2010.

BY ANEEL:

NELSON JOSÉ HÜBNER MOREIRA Director-General

BY CEMIG DISTRIBUTION S.A.:

DJALMA BASTOS DE MORAIS Chief Executive Officer	FERNANO HENRIQUE SCHÜFFNER NETO Chief Distribution and Sales Officer

BY THE CONTROLLING STOCKHOLDER:

COMPANHIA ENERGETICA DE MINAS GERAIS — CEMIG:

DJALMA BASTOS DE MORAIS Chief Executive Officer	FERNANO HENRIQUE SCHÜFFNER NETO Chief Distribution and Sales Officer

WITNESSES:

Name: Gilberto Gomes Lacerda	Name: [Stamp:]	Jandir Amorim Nascimento
CPF: 609 892 386-87	CPF:	057 353.601-59

NATIONAL ELECTRICITY AGENCY — ANEEL

THIRD AMENDMENT

CONCESSION CONTRACT FOR PROVISION

OF PUBLIC ELECTRICITY

DISTRIBUTION SERVICE NO. 004/1997-DNAEE

CEMIG DISTRIBUTION S.A.

EASTERN AREA

NATIONAL ELECTRICITY AGENCY — ANEEL

PROCESS NO. 48500.006111/2007-08

THIRD AMENDMENT TO ELECTRICITY DISTRIBUTION CONCESSION CONTRACT NO. 004/1997-DNAEE — EASTERN AREA, SIGNED BETWEEN THE NATION OF BRAZIL AND CEMIG DISTRIBUTION S.A.

THE NATION OF BRAZIL, hereinafter referred to as the Concession-Granting Power, in exercise of the function conferred upon it by Article 21, Sub-item XXII, sub-item “b”, of the Federal Constitution, through the NATIONAL ELECTRICITY AGENCY — ANEEL as intermediary, in accordance with the provisions of Sub-item IV, Article 3 of Law 9427 of December 26, 1996, a special-regime autonomous authority, with head office at SGAN, Quadra 603, Modulo “I”, Brasília, Federal District, registered in the CNPJ/MF under No. 02.270.669/0001-29, represented by its Director-General, NELSON JOSÉ HÜBNER MOREIRA, bearer of Identity Card CREA3.818/D-CREA/DF and CPF 443.875.207-87, under Sub-item V, Article X, Appendix I — Regulations Structure, approved by Decree 2335 of October 6, 1997, supported by Decree 4932 of December 23, 2003, hereinafter referred to as ANEEL, and CEMIG DISTRIBUTION S.A., with head office in the city of Belo Horizonte, Minas Gerais State, at Avenida Barbacena 1200, Bairro Santo Agostinho, registered in the CNPJ/MF under No. 06.981.180/0001-16, represented in accordance with its Bylaws by its Chief Executive Officer DJALMA BASTOS DE MORAIS, bearer of Identity Card RG number 1G 911214 — Army Ministry and CPF/MF No. 006.633.526-49, and by its Chief Distribution and Sales Officer FERNANDO HENRIQUE SCHÜFFNER NETO, bearer of Identity Card RG M 1.311.632-SSP/MG and CPF/MF No. 320.008.396-49, as holder of an electricity distribution concession, hereinafter referred to as the CONCESSION HOLDER, with COMPANHIA ENERGETICA DE MINAS GERAIS — CEMIG, hereinafter referred to as the CONTROLLING SCHÜFFNERHOLDER, as CONSENTING PARTY, herein represented by its Chief Executive Officer DJALMA BASTOS DE MORAIS, bearer of Identity Card RG 1G 911214 — Army Ministry and CPF/MF 006.633.526-49, and by its Chief Distribution and Sales Officer FERNANDO HENRIQUE SCHÜFFNER NETO, bearer of Identity Card RG M 1.311.632-SSP/MG and CPF/MF 320.008.396-49, by this instrument and in the best form of law, decide to sign the THIRD AMENDMENT TO ELECTRICITY DISTRIBUTION CONCESSION CONTRACT NO. 004/1997-DNAEE — Eastern Area, signed on July 10, 1997, in accordance with the conditions and clauses below:

CLAUSE ONE — OBJECT

The object of this Amendment is to alter the procedures of calculation of the annual tariff adjustments, with a view to neutrality of the Sector Charges of “Portion A” of the Concession Holder’s Annual Revenue, in accordance with the changes made in the drafting of Clause Seven of Electricity Distribution Concession Contract No. 004/1997-DNAEE — Eastern Area specified in Clause Two of this Amendment.

CLAUSE TWO — TARIFFS APPLICABLE FOR PROVISION OF THE SERVICE

Clause Seven — Tariffs applicable for procession of the services — of Electricity Distribution Concession Contract 004/1997-DNAEE — Eastern Area, signed on June 18, 1997, shall now have the following drafting:

“CLAUSE SEVEN — TARIFFS APPLICABLE TO PROVISION OF THE SERVICE

“For the provisions of the electricity distribution public service that is conceded by this Contract, the CONCESSION HOLDER shall charge the tariffs homologated by ANEEL.

Sub-clause One -

Sub-clause Two -

Sub-clause Three -                                        :

I -

II -

Sub-clause Four -

Sub-clause Five — For the purposes of tariff adjustment, the revenue of the CONCESSION HOLDER shall be divided into two portions:

Portion A: that portion of the revenue that corresponds to the following costs:

(i) Purchase of electricity as a function of the “Reference Market”, which includes the amount of electricity arising from the Company’s own distributed generation undertakings;

(ii) Connection to and use of the electricity transmission and distribution facilities; and

(iii) Sector Charges: Global Reversion Reserve — RGR; Fuel Consumption Account — CCC; Electricity Services Inspection Charge — TFSEE; Contribution to the National Electricity System Operator — ONS; Royalties for Use of Water Resources — CFURH for the purpose of electricity generation, when applicable; System Services Charge — ESS;

Energy Development Account — CDE; Program to Encourage Alternative Electricity Sources — PROINFA; Research and Development — P&D; Energy Efficiency Program — PEE; Reserve Energy Charge — EER;

Portion B:

Sub-clause six — The tariffs homologated on the “Prior Reference Date” shall be adjusted so as to recover the revenue of the CONCESSION HOLDER arising from application of the average Tariff Adjustment Index (IRT), defined as follows:

IRT =	VPA1 + VPB0 x (IVI ± X)
RA0

where:

RA:                                             ;

Annual revenue from wholesale supply:                           ;

Annual revenue from retail supply:                           ;

Annual revenue from use of the distribution systems:                          ;

Reference Market:                           ;

Period of reference:                           ;

IVI:                           ;

X:                           ;

Electricity losses in the Distribution System:                           ;

Electricity bought:                                                   ;

VPA0: Value of “Portion A” considering the conditions in effect on the “Prior Reference Date” and the “Reference Market”, calculated as follows:

(i) For the electricity bought: the amount of Electricity Bought valued at the average pass-through price that was considered in the adjustment or in the previous adjustment;

(ii) For the connection to the transmission and/or distribution systems, the amounts considered in the previous adjustment or review, and, for the use of the transmission and/or distribution systems, the amounts of power demand contracted in the period of reference, valued at the respective tariffs considered in the adjustment or in the previous adjustment; and

(iii) For the other items of “Portion A”: amounts resulting from application of the tariff components corresponding to the respective items, in effect on the “Prior Reference Date”, to the “Reference Market”.

VPB0: Value of “Portion B” considering the conditions in effect on the “Prior Reference Date” and the “Reference Market” calculated as follows:

VPB0 = RA0 - VPA0

VPA1:

(i)                                     ;

(ii)                                     ;

(iii)                                     ; and

(iv)

Sub-clause Seven -                                       .

Sub-clause eight -                                       .

Sub-clause Nine -                                       .

Sub-clause Ten -                                       .

Sub-clause Eleven -

Sub-clause Twelve -

Sub-clause Thirteen -

Sub-clause Fourteen -

Sub-clause Fifteen -

Sub-clause Sixteen -

Sub-clause Seventeen -

Sub-clause Eighteen — It shall be guaranteed to the CONCESSION HOLDER, in the processes of tariff review and adjustment, that the Sector Charges of “Portion A” shall be neutral in relation to such variation in the market as takes place from February 2010 corresponding to the following costs:

Global Reversion Reserve — RGR; Fuel Consumption Account — CCC; Energy Development Account — CDE; Program to Encourage Alternative Electricity Sources — PROINFA; System Services Charge — ESS; Reserve Energy Charge — EER; Electricity Services Inspection Charge — TFSEE; contribution to the National Electricity System Operator — ONS; and Royalties for Use of Water Resources — CFURH, calculated on the basis of the monthly differences found between the amounts of each item invoiced in the period of reference and the respective amounts considered in the previous tariff adjustment or review, duly remunerated on the basis of the same index used in the calculation of the balance of the Account for Compensation of Variation in Values of “Portion A” Items — CVA.

CLAUSE THREE — RATIFYING PROVISIONS

All the other clauses and conditions of Electricity Distribution Concession Contract No. 004/1997-DNAEE — Eastern Area are ratified, and those not expressly modified by this Amendment remain valid and unchanged.

CLAUSE FOUR — GENERAL PROVISIONS

The changes made in this amendment shall be implemented as from the first tariff adjustment or review carried out in 2010, with effects as from February 2010, the effects of the discipline previously in force being preserved in their entirety.

Being thus agreed, the parties have caused this instrument to be written in 4 (four) copies of equal content and form, and they are signed by the representatives of ANEEL, and of the CONCESSION HOLDER, together with the witnesses identified below, for it to produce the due legal effects.

Brasília, Federal District, April 13, 2010.

BY ANEEL:

NELSON JOSÉ HÜBNER MOREIRA Director-General

BY CEMIG DISTRIBUTION S.A.:

DJALMA BASTOS DE MORAIS Chief Executive Officer	FERNANO HENRIQUE SCHÜFFNER NETO Chief Distribution and Sales Officer

BY THE CONTROLLING STOCKHOLDER:

COMPANHIA ENERGETICA DE MINAS GERAIS — CEMIG:

DJALMA BASTOS DE MORAIS Chief Executive Officer	FERNANO HENRIQUE SCHÜFFNER NETO Chief Distribution and Sales Officer

WITNESSES:

Name: Gilberto Gomes Lacerda CPF: 609 892 386-87	Name: [Stamp:] Jandir Amorim Nascimento CPF: 057 353.601-59

NATIONAL ELECTRICITY AGENCY — ANEEL

THIRD AMENDMENT

CONCESSION CONTRACT FOR PROVISION

OF PUBLIC ELECTRICITY

DISTRIBUTION SERVICE NO. 005/1997-DNAEE

CEMIG DISTRIBUTION S.A.

WESTERN AREA

NATIONAL ELECTRICITY AGENCY — ANEEL

PROCESS NO. 48500.006111/2007-08

THIRD AMENDMENT TO ELECTRICITY DISTRIBUTION CONCESSION CONTRACT NO. 005/1997-DNAEE — WESTERN AREA, SIGNED BETWEEN THE NATION OF BRAZIL AND CEMIG DISTRIBUTION S.A.

THE NATION OF BRAZIL, hereinafter referred to as the Concession-Granting Power, in exercise of the function conferred upon it by Article 21, Sub-item XXII, sub-item “b”, of the Federal Constitution, through the NATIONAL ELECTRICITY AGENCY — ANEEL as intermediary, in accordance with the provisions of Sub-item IV, Article 3 of Law 9427 of December 26, 1996, a special-regime autonomous authority, with head office at SGAN, Quadra 603, Modulo “I”, Brasília, Federal District, registered in the CNPJ/MF under No. 02.270.669/0001-29, represented by its Director-General, NELSON JOSÉ HÜBNER MOREIRA, bearer of Identity Card CREA3.818/D-CREA/DF and CPF 443.875.207-87, under Sub-item V, Article X, Appendix I — Regulations Structure, approved by Decree 2335 of October 6, 1997, supported by Decree 4932 of December 23, 2003, hereinafter referred to as ANEEL, and CEMIG DISTRIBUTION S.A., with head office in the city of Belo Horizonte, Minas Gerais State, at Avenida Barbacena 1200, Bairro Santo Agostinho, registered in the CNPJ/MF under No. 06.981.180/0001-16, represented in accordance with its Bylaws by its Chief Executive Officer DJALMA BASTOS DE MORAIS, bearer of Identity Card RG number 1G 911214 — Army Ministry and CPF/MF No. 006.633.526-49, and by its Chief Distribution and Sales Officer FERNANDO HENRIQUE SCHÜFFNER NETO, bearer of Identity Card RG M 1.311.632-SSP/MG and CPF/MF No. 320.008.396-49, as holder of an electricity distribution concession, hereinafter referred to as the CONCESSION HOLDER, with COMPANHIA ENERGETICA DE MINAS GERAIS — CEMIG, hereinafter referred to as the CONTROLLING SCHÜFFNERHOLDER, as CONSENTING PARTY, herein represented by its Chief Executive Officer DJALMA BASTOS DE MORAIS, bearer of Identity Card RG 1G 911214 — Army Ministry and CPF/MF 006.633.526-49, and by its Chief Distribution and Sales Officer FERNANDO HENRIQUE SCHÜFFNER NETO, bearer of Identity Card RG M 1.311.632-SSP/MG and CPF/MF 320.008.396-49, by this instrument and in the best form of law, decide to sign the THIRD AMENDMENT TO ELECTRICITY DISTRIBUTION CONCESSION CONTRACT NO. 005/1997-DNAEE — Western Area, signed on July 10, 1997, in accordance with the conditions and clauses below:

CLAUSE ONE — OBJECT

The object of this Amendment is to alter the procedures of calculation of the annual tariff adjustments, with a view to neutrality of the Sector Charges of “Portion A” of the Concession Holder’s Annual Revenue, in accordance with the changes made in the drafting of Clause Seven of Electricity Distribution Concession Contract No. 005/1997-DNAEE — Western Area specified in Clause Two of this Amendment.

CLAUSE TWO — TARIFFS APPLICABLE FOR PROVISION OF THE SERVICE

Clause Seven — Tariffs applicable for procession of the services — of Electricity Distribution Concession Contract 005/1997-DNAEE — Western Area, signed on July 10, 1997, shall now have the following drafting:

“CLAUSE SEVEN — TARIFFS APPLICABLE TO PROVISION OF THE SERVICE

“For the provisions of the electricity distribution public service that is conceded by this Contract, the CONCESSION HOLDER shall charge the tariffs homologated by ANEEL.

Sub-clause One -

Sub-clause Two -

Sub-clause Three -                                      :

I -

II -

Sub-clause Four -

Sub-clause Five — For the purposes of tariff adjustment, the revenue of the CONCESSION HOLDER shall be divided into two portions:

Portion A: that portion of the revenue that corresponds to the following costs:

(i) Purchase of electricity as a function of the “Reference Market”, which includes the amount of electricity arising from the Company’s own distributed generation undertakings;

(ii) Connection to and use of the electricity transmission and distribution facilities; and

(iii) Sector Charges: Global Reversion Reserve — RGR; Fuel Consumption Account — CCC; Electricity Services Inspection Charge — TFSEE; Contribution to the National Electricity System Operator — ONS; Royalties for Use of Water Resources — CFURH for the purpose of electricity generation, when applicable; System Services Charge — ESS;

Energy Development Account — CDE; Program to Encourage Alternative Electricity Sources — PROINFA; Research and Development — P&D; Energy Efficiency Program — PEE; Reserve Energy Charge — EER;

Portion B:

Sub-clause six — The tariffs homologated on the “Prior Reference Date” shall be adjusted so as to recover the revenue of the CONCESSION HOLDER arising from application of the average Tariff Adjustment Index (IRT), defined as follows:

IRT =	VPA1 + VPB0 x (IVI ± X)
RA0

where:

RA:                                      ;

Annual revenue from wholesale supply:                          ;

Annual revenue from retail supply:                          ;

Annual revenue from use of the distribution systems:                         ;

Reference Market:                          ;

Period of reference:                          ;

IVI:                          ;

X:                          ;

Electricity losses in the Distribution System:                          ;

Electricity bought:                                      ;

VPA0: Value of “Portion A” considering the conditions in effect on the “Prior Reference Date” and the “Reference Market”, calculated as follows:

(i) For the electricity bought: the amount of Electricity Bought valued at the average pass-through price that was considered in the adjustment or in the previous adjustment;

(ii) For the connection to the transmission and/or distribution systems, the amounts considered in the previous adjustment or review, and, for the use of the transmission and/or distribution systems, the amounts of power demand contracted in the period of reference, valued at the respective tariffs considered in the adjustment or in the previous adjustment; and

(iii) For the other items of “Portion A”: amounts resulting from application of the tariff components corresponding to the respective items, in effect on the “Prior Reference Date”, to the “Reference Market”.

VPB0: Value of “Portion B” considering the conditions in effect on the “Prior Reference Date” and the “Reference Market” calculated as follows:

VPB0 = RA0 - VPA0

VPA1:

(i)                                        ;

(ii)                                       ;

(iii)                                       ; and

(iv)

Sub-clause Seven -                                       .

Sub-clause eight -                                       .

Sub-clause Nine -                                       .

Sub-clause Ten -                                       .

Sub-clause Eleven -

Sub-clause Twelve -

Sub-clause Thirteen -

Sub-clause Fourteen -

Sub-clause Fifteen -

Sub-clause Sixteen -

Sub-clause Seventeen -

Sub-clause Eighteen — It shall be guaranteed to the CONCESSION HOLDER, in the processes of tariff review and adjustment, that the Sector Charges of “Portion A” shall be neutral in relation to such variation in the market as takes place from February 2010 corresponding to the following costs:

Global Reversion Reserve — RGR; Fuel Consumption Account — CCC; Energy Development Account — CDE; Program to Encourage Alternative Electricity Sources — PROINFA; System Services Charge — ESS; Reserve Energy Charge — EER; Electricity Services Inspection Charge — TFSEE; contribution to the National Electricity System Operator — ONS; and Royalties for Use of Water Resources — CFURH, calculated on the basis of the monthly differences found between the amounts of each item invoiced in the period of reference and the respective amounts considered in the previous tariff adjustment or review, duly remunerated on the basis of the same index used in the calculation of the balance of the Account for Compensation of Variation in Values of “Portion A” Items — CVA.

CLAUSE THREE — RATIFYING PROVISIONS

All the other clauses and conditions of Electricity Distribution Concession Contract No. 005/1997-DNAEE — Western Area are ratified, and those not expressly modified by this Amendment remain valid and unchanged.

CLAUSE FOUR — GENERAL PROVISIONS

The changes made in this amendment shall be implemented as from the first tariff adjustment or review carried out in 2010, with effects as from February 2010, the effects of the discipline previously in force being preserved in their entirety.

Being thus agreed, the parties have caused this instrument to be written in 4 (four) copies of equal content and form, and they are signed by the representatives of ANEEL, and of the CONCESSION HOLDER, together with the witnesses identified below, for it to produce the due legal effects.

Brasília, Federal District, April 13, 2010.

BY ANEEL:

NELSON JOSÉ HÜBNER MOREIRA Director-General

BY CEMIG DISTRIBUTION S.A.:

DJALMA BASTOS DE MORAIS Chief Executive Officer	FERNANO HENRIQUE SCHÜFFNER NETO Chief Distribution and Sales Officer

BY THE CONTROLLING STOCKHOLDER:

COMPANHIA ENERGETICA DE MINAS GERAIS — CEMIG:

DJALMA BASTOS DE MORAIS Chief Executive Officer	FERNANO HENRIQUE SCHÜFFNER NETO Chief Distribution and Sales Officer

WITNESSES:

Name: Gilberto Gomes Lacerda CPF: 609 892 386-87	Name: [Stamp:] Jandir Amorim Nascimento CPF: 057 353.601-59